A CLOSED - END FUND LISTED ON NASDAQ (TICKER: BANX) QUARTERLY UPDATE | 2Q 2024 Filed Pursuant to Rule 497(a) Registration No. 333 - 197689 Rule 497ad

Disclaimers & Disclosures ARROWMARK FINANCIAL CORP. (BANX) 2 Forward - Looking Statements This presentation, and all oral statements made regarding the subject matter of this communication, contain forward - looking statements, including statements regarding the matters described in this presentation. Such forward - looking statements reflect current views with respect to future events and financial performance . Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward - looking nature identify forward - looking statements in this material . All such forward - looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements . Actual future results may differ significantly from those stated in any forward - looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in ArrowMark Financial Corp . ’s (NASDAQ : BANX) (“Fund”) filings with the SEC, which are available at the SEC’s website http : //www . sec . gov . Any forward - looking statements speak only as of the date of this communication . The Fund undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . You are cautioned not to place undue reliance on these forward - looking statements that speak only as of the date hereof . About ArrowMark Financial Corp . ArrowMark Financial Corp . is an SEC registered non - diversified, closed - end fund listed on the NASDAQ Global Select Market under the symbol “BANX . ” Its investment objective is to provide shareholders with current income . BANX’s primary investment objective is to provide stockholders with current income . We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities, regulatory capital relief securities and, to a lesser extent, common equity . Together with banks, we refer to these types of companies as banking - related and intend, under normal circumstances, to invest at least 80 % of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses . There is no guarantee that we will achieve our investment objective . The Fund is managed by ArrowMark Asset Management LLC (“ArrowMark”) . ArrowMark Asset Management, LLC is majority owned by ArrowMark Colorado Holdings LLC (“ArrowMark Partners”) . ArrowMark Partners is a registered investment adviser . ArrowMark has entered into a staffing agreement (the “Staffing Agreement”) with its parent company, ArrowMark Partners and several of its affiliates . Under the Staffing Agreement, ArrowMark Partners provides experienced investment professionals to ArrowMark and provides access to their senior investment personnel . ArrowMark capitalizes on the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring of ArrowMark Partners’ investment professionals . About Destra Capital Advisors Founded in 2008, Destra Capital Advisors LLC (“Destra”) was built to help independent thought leaders achieve better wealth outcomes by sourcing the next generation of investment solutions. Destra provides secondary market services for eleven listed closed - end funds by responding to investor inquiries, providing information about the Funds and their portfolios, assisting with communication efforts, and speaking with institutional investors and financial advisors. Destra Capital Advisors LLC, a registered investment advisor, is providing secondary market servicing for the Fund. To learn more, visit ir.arrowmarkfinancialcorp.com or contact Destra Capital Advisors at 877 - 855 - 3434 or BANX@destracapital.com.

ArrowMark Financial Corp. (BANX) Portfolio and Performance Regulatory Capital Relief Overview Financials Key Personnel

ArrowMark Financial Corp. (NASDAQ: BANX) Overview ArrowMark Financial Corp. (BANX) (the “Fund”) SEC registered closed - end investment management fund Inception Date November 13, 2013 Investment Objective Provide shareholders with current income. The Fund’s strategy has a focus on income generation, capital preservation, and providing risk - adjusted rates of return. Investment Adviser ArrowMark Asset Management LLC (“ArrowMark”) and its affiliates are one of the largest and longest - tenured investors in the regulatory capital relief or risk - sharing market, with a 14 - year track record of partnering with the leading global bank issuers. Investment Positioning Meaningful floating rate assets (approximately 89%) comprised of a base rate and a contractual credit spread from the reference portfolio of performing loans. History ArrowMark was appointed investment advisor to the Fund in February 2020. Subsequently, the Fund changed its name from StoneCastle Financial Corp. to ArrowMark Financial Corp. Total Assets 1 $214 million Historical Distribution Rate 2,3 9.8% Premium / (Discount) to NAV 3,4 (10.4%) Since Inception NAV Return 5 (Annualized) 8.17% ARROWMARK FINANCIAL CORP. (BANX) 4 Data as of 6 / 30 / 2024 unless otherwise indicated . Source : ArrowMark Financial Corp . Past performance is no guarantee of future results . 1 Total Gross Assets . 2 Distribution yield calculation based on last four quarters and includes quarterly and special income distributions but excludes $ 0 . 42 long term capital gains distribution, divided by closing share price as of August 16 , 2024 . Distributions from net investment income, if any, are declared and paid quarterly . Distributions, if any, of net short - term capital gain and net capital gain (the excess of net long - term capital gain over the short - term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to shareholders at least annually . Income distributions and capital gain distributions are determined in accordance with U . S . federal income tax regulations, which may differ from U . S . GAAP . These differences include the treatment of non - taxable distributions, losses deferred due to wash sales and excise tax regulations . Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets . 3 Closing share price of $ 19 . 49 on August 16 , 2024 . 4 NAV as of July 31 , 2024 . 5 The Fund commenced operations on November 13 , 2013 .

9.8% Distribution Yield 2 RCRS typically issued by large, global banks 11 Industry Focused Credit Analysts 14.2% Q2 2024 Portfolio Investment Yield 3 Differentiated Closed - End Fund 1 with a Strong Track Record 1 Data as of 6 / 30 / 2024 unless otherwise noted . Source : ArrowMark Financial Corp . 2 Distribution yield calculation based on last four quarters and includes quarterly and special income distributions but excludes $ 0 . 42 long term capital gains distribution, divided by closing share price as of August 16 , 2024 . 3 Portfolio investment yield is calculated as annualized income from long term investments held at quarter end divided by total assets . 4 Year end distributions include declared, special, but excludes capital gains distributions . 5 ArrowMark acquired the management rights to BANX on February 12 , 2020 . Comparisons under ArrowMark leadership is vs either year end 2019 or fourth quarter 2019 performance . 6 Return on Net Assets defined as applicable last quarter annualized Net Income divided by Net Assets (i . e . Total Assets – Total Liabilities) . Unique investment vehicle dedicated to investments in regulatory capital relief securities (88.6% of Total Assets) ▪ ~98% of BANX RCRS issued by banks with Total Assets > $500 billion (e.g. global money center banks) and rank as senior unsecured obligations ▪ Reference loan portfolios consist of strong credit quality loans, with a dollar weighted average rating typically ranging from BB+ to BBB - ▪ Reference loan portfolios benefit from strong borrower, geographic, and sector diversification ▪ RCRS coupons float using a base rate plus contractual spread Fund supported by established investment firm & seasoned leadership team ▪ ArrowMark Partners manages $21.9 billion platform with proprietary investment sourcing and significant resources including 45 investment professionals with an average of 18 years of experience ▪ BANX benefits from an experienced senior management team with over 120 years of experience as credit and risk managers ▪ Disciplined investment approval process focused on asymmetric, risk - adjusted returns. RCRS reference loans are individually analyzed by our 11 industry focused credit analysts Strong earning performance under ArrowMark leadership 4 ▪ BANX has consistently outearned its distribution with quarterly EPS having increased by +71% (Q2 2024 vs Q4 2019) 4 . For Q2 2024, EPS of $0.70 exceeded the declared distribution of $0.45 per share ▪ Distributions increased by +25.0% (LTM Q2 2024 vs YE 2019) 4,5 . The Q2 2024 distribution represents a yield of approximately 9.8%. 2 All distributions during this period have come from net income or realized long - term capital gains ▪ Net asset value has remained relatively stable, while % Return on Net Assets 6 has increased by 5.5 points to 12.9% from 7.4% (Q2 2024 vs. Q4 2019) ▪ Q2 2024 portfolio investment yield increased to 14.2% from ~9.6% (Q4 2019) 3 ARROWMARK FINANCIAL CORP. (BANX) 5

ArrowMark Partners has significant capabilities and expertise as a well-established investment manager

ArrowMark Partners At-A-Glance

- Active investment process, driven by fundamental research and analysis
- Specialized expertise in nuanced credit and inefficient equity markets
- Manage alternative, traditional, and customized investment strategies in public and private vehicles
- 100 employees and growing
- 45 tenured investment professionals
- 100% employee-owned
- 50% of firm partners are women and/or minorities
- Headquartered in Denver, CO with presence in California, London, and New York

$21.7 billion in Assets Under Management[1]



By Asset Type ($B)
Commercial Real Estate, $2.2
Equity, $8.8
Credit & Multi-Asset, $5.5
CLO Funds, $5.2



By Investor Type ($B)
Retail / Intermediary, $1.5
Other, $1.0
CLO Funds, $5.2
Insurance, $2.2
Family Office / HNW, $3.1
Sub-Advisory, $4.8
Corporate / Public, $3.9

As of 6/30/2024. [1]CRE AUM includes real estate related assets originated and/or currently managed or advised by ArrowMark or its affiliate. Other includes sovereign wealth, not-for-profit institutions, union, multi-employer and internal capital. Firm level track record is available upon request.

ARROWMARK FINANCIAL CORP. (BANX) | 6

Partnership with an Experienced, Senior Investment Team

Regulatory Capital Relief Team

Kaelyn Abrell
26 Years' Experience

Alexis De Vrieze (L)
17 Years' Experience

Moritz Ruhdorfer (L)
14 Years' Experience

Scott Brody
15 Years' Experience

Maia Allen
4 Years' Experience

Tim Beresford
24 Years' Experience

Leveraged Credit Team

Sanjai Bhonsle
30 Years' Experience

Dana Staggs
22 Years' Experience

AJ Somers
18 Years' Experience

BANX Investment Committee

Sanjai Bhonsle
Partner

Karen Reidy, CFA
Partner
36 Years' Experience

Kaelyn Abrell
Partner

13 Corporate Credit Investment Professionals

3 CRE Investment Professionals & 14 Originators/Underwriters

19 Equity Investment Professionals

3 Additional Investment Professionals

ArrowMark Partners' 45 Investment Professionals Average 18 Years' Experience and have a presence in Denver, London, New York, and San Francisco

As of 6/30/2024 . (L) designates London-based team member.

ARROWMARK FINANCIAL CORP. (BANX) | 7

ArrowMark Financial Corp. (BANX) Portfolio and Performance Regulatory Capital Relief Overview Financials Key Personnel

BANX has produced a relatively stable and consistent NAV from a high-quality investment portfolio

BANX Relative Value: Net Asset Value ("NAV") Benchmarked Against Market Price



$30
$25
$20
$15
$10
$5
$-
12/31/2013
12/31/2015
12/31/2017
12/31/2019
12/31/2021
12/31/2023
21.58
18.43
NAV
Market Price

Annual Total Returns *(As of 6/30/2024)*	**1 Year**	**3 Year**	**5 Year**	**10 Year**
BANX NAV	15.23%	10.29%	9.67%	8.72%
BANX Market Price	25.75%	4.33%	6.08%	5.69%
Bloomberg Aggregate[1]	2.63%	-3.02%	-0.23%	1.35%
Bloomberg High Yield[2]	10.44%	1.64%	3.92%	4.31%

Data as of 6/30/2024. **Past performance is no guarantee of future results.** ArrowMark Financial Corp. commenced operations on November 13, 2013. Source: BNY, ArrowMark Financial Corp. NAV calculation includes management fee and all other expenses paid by the Fund. Dividends are reinvested in accordance with the Fund's Dividend Reinvestment Plan. Market Price calculation based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses. [1]Bloomberg U.S. Aggregate Bond Index ("Bloomberg Aggregate") (including interest income) covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government agency, corporate, plus mortgage- and asset-backed sectors. [2]Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index ("Bloomberg High Yield") is an index that measures the performance of high yield, non-investment grade corporate bonds, with a maximum allocation of 2% to any one issuer.

ARROWMARK FINANCIAL CORP. (BANX) | 9

Historically provided relatively stable declared distribution Data as of 6/30/2024. Source: ArrowMark Financial Corp. 1 Distributions from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short - term capital gain and net capital gain (the excess of net long - term capital gain over the short - term capital loss) realized by the Fund, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non - taxable distributions, losses deferred due to wash sales and excise tax regulations. Permanent book Distribution per share 6 Years of Consistent Distributions 1 (As of 1/1/2018 – 6/30/2024) $2.50 $1.52 $1.52 $1.52 $1.52 $1.56 $1.68 $0.90 $0.14 $0.00 $0.05 $0.10 $0.10 $0.10 $0.42 $ - $0.50 $1.00 $1.50 $2.00 2018 2019 2020 2021 2022 2023 2024 YTD Declared Distributions Special Distributions Long Term Capital Gain Distribution and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets. ARROWMARK FINANCIAL CORP. (BANX) 10

BANX has consistently out-earned its quarterly distribution

Quarterly Declared Distributions (Excl. Special and Capital gains) and Net Investment Income

All quarterly declared distributions (excluding special and long-term capital gains distributions) have been more than covered by net investment income

- Net investment income growth has ramped since Q3 2022, benefiting from:
  - Percentage mix shift of portfolio to higher yielding regulatory capital relief securities
  - Rising interest rate environment, benefits from floating rate assets
- ArrowMark raised declared distributions to $0.39 and $0.45 per share in Q1 2022 and Q3 2023, respectively
- Some of the excess earnings over declared distributions have been returned to shareholders in the form of Special Distributions


ArrowMark acquired management rights to BANX on Feb 12, 2020
Per Share
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
–
$0.39 $0.41 $0.42 $0.46 $0.40 $0.40 $0.40 $0.41 $0.42 $0.43 $0.46 $0.53 $0.62 $0.62 $0.72 $0.67 $0.70 $0.70
$0.38 $0.38 $0.38 $0.38 $0.38 $0.38 $0.38 $0.38 $0.39 $0.39 $0.39 $0.39 $0.39 $0.39 $0.45 $0.45 $0.45 $0.45
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Declared Distribution Per Share (Excl. Special and Capital Gains)
Net Investment Income Per Share

Data as of 6/30/2024. Source: ArrowMark Financial Corp. Income distributions and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable distributions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

ARROWMARK FINANCIAL CORP. (BANX) | 11

BANX NAV shows low correlation with key asset classes

BANX Net Asset Value (“NAV”) Correlation *(July 1, 2019 – June 30, 2024)*

Source Data: Total, Monthly Return

		1	2	3	4	5	6	7	8	9	10	11	12	13	14	15
1	ArrowMark Financial Corp	1.00														
2	Bloomberg US Treasury Bills TR USD	-0.07	1.00													
3	Bloomberg US Agg Bond TR USD	0.09	0.19	1.00												
4	Bloomberg Global Aggregate TR USD	0.21	0.16	0.95	1.00											
5	Bloomberg US Corporate High Yield TR USD	0.60	0.02	0.59	0.69	1.00										
6	FTSE WGBI NonUSD USD	0.22	0.16	0.89	0.99	0.69	1.00									
7	Credit Suisse Leveraged Loan USD	0.77	-0.04	0.20	0.32	0.80	0.31	1.00								
8	ICE BofA Fxd Rate Pref TR USD	0.37	0.06	0.68	0.71	0.82	0.67	0.56	1.00							
9	S&P 500 TR USD	0.39	-0.01	0.53	0.62	0.84	0.62	0.61	0.77	1.00						
10	S&P 500 Sec/Financials TR USD	0.47	-0.09	0.32	0.46	0.77	0.47	0.65	0.71	0.85	1.00					
11	MSCI EAFE GR USD	0.42	0.03	0.54	0.68	0.82	0.68	0.61	0.75	0.89	0.87	1.00				
12	MSCI EM GR USD	0.53	0.02	0.50	0.65	0.73	0.65	0.61	0.67	0.71	0.68	0.80	1.00			
13	FTSE Nareit All Equity REITs TR USD	0.45	-0.09	0.59	0.65	0.80	0.63	0.61	0.77	0.87	0.77	0.82	0.67	1.00		
14	Bloomberg Commodity TR USD	0.43	-0.27	-0.04	0.14	0.48	0.18	0.50	0.26	0.42	0.53	0.49	0.48	0.41	1.00	
15	LBMA Gold Price PM USD	0.11	0.16	0.42	0.52	0.20	0.56	0.10	0.19	0.14	-0.03	0.16	0.31	0.20	0.12	1.00

1.00 to 0.80 | 0.80 to 0.60 | 0.60 to 0.40 | 0.40 to 0.20 | 0.20 to 0.00
0.00 to -0.20 | -0.20 to -0.40 | -0.40 to -0.60 | -0.60 to -0.80 | -0.80 to -1.00

BANX Monthly NAV Correlation vs other Asset Classes

Data as of 6/30/2024 per Morningstar. **Past performance is no guarantee of future results.** ArrowMark Financial Corp. commenced operations on November 13, 2013. Source: BNY, ArrowMark Financial Corp. NAV calculation includes management fee and all other expenses paid by the Fund. Dividends are reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Market Price calculation based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses. Bloomberg U.S. Aggregate Bond Index (including interest income) covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, government agency, corporate, plus mortgage- and asset-backed sectors. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is an index that measures the performance of high yield, non-investment grade corporate bonds, with a maximum allocation of 2% to any one issuer.

ARROWMARK FINANCIAL CORP. (BANX) | 12

13 ARROWMARK FINANCIAL CORP. (BANX) GSIB, 79% Non - GSIB; Total Assets >$750B, 16% Non - GSIB; Total Assets $500B to $750B, 3% Non - GSIB; Total Assets $150B to $500B, 2% Non - GSIB; Total Assets <$150B, 0% Fund Exposure (6/30/2024) Regulatory capital relief securities comprise majority of total assets Diversification does not eliminate the risk of experiencing investment loss. 1 Represents issuers, guarantors and/or affiliates of an issuer Regulatory Capital Relief Issuers by Bank Type 1 (6/30/2024) G - SIB: Globally Systemic Important Banks per Financial Stability Board as of 11/27/2023 As of 6/30/2024, BANX G - SIB issuers consist of banks with >$800 billion in Total Assets with a median and mean Total Assets of over $1.5 trillion in assets G - SIBs (Globally Systemic Important Banks) are large, global banking institutions subject to more stringent regulatory oversight (e.g., banks like Citigroup, Goldman Sachs and BNP Paribas) Regulatory Capital Relief Securities, 88.6% Term Loans, 4.9% Structured Debt, 5.4% Money Market, 0.4% Trust Preferred and Preferred Securities, 0.9% AAA to A - , 96% Regulatory Capital Relief Issuers Fitch Credit Ratings 1 (6/30/2024) BBB+ to BBB - , 4%

ArrowMark Financial Corp. (BANX) Portfolio and Performance Regulatory Capital Relief Overview Financials Key Personnel

Past performance is no guarantee of future results. Diversification does not eliminate the risk of experiencing investment loss. Please review the “Certain Risk Factors” and “Potential Conflicts of Interest” sections in the Partnership’s Memorandum for a more complete description of the risks and conflicts of interest associated with investing in the Partnership. Income - Driven Returns with Low Correlation ▪ Performance primarily driven by income from floating - rate coupons ▪ Historical returns characterized by resilience during periods of market and/or macroeconomic stress ▪ Low historical correlation to most traditional and alternative asset classes Diversified Pools of Performing Reference Loans ▪ Credit risk from a portfolio of loans and revolving lines of credit (“reference portfolio”) extended to investment grade and near investment grade borrowers is transferred to holders of RCRS. Performance of RCRS is underpinned by the performance of these loans ▪ Reference loans are originated with the intention to be held on the balance sheet as part of the issuing bank’s core lending book ▪ Geographic, sector, and individual borrower diversification enforced by transaction guidelines Structural Alignment with Issuing Banks ▪ Issuers service loans and retain material exposure to underlying reference loans through the transaction structure ▪ Loan officers and account managers are typically unaware of any RCRS risk transfer of loans they manage . Banks and their employees are incentivized to maintain underwriting discipline in an effort to minimize defaults and, if defaults occur, maximize recoveries ▪ Investors benefit from the issuing bank’s borrower relationships as well as their underwriting, monitoring, and workout resources Effective Tool for Large, Global Bank Issuers ▪ Transactions are a core balance sheet optimization tool and complement other efforts to optimize capital levels, reduce balance sheet concentrations, manage lending capacity, and respond to regulatory and/or accounting changes ▪ Enable banks to maintain core lending activities that are often prerequisites to gaining investment and commercial banking business ▪ Benefits reinforced by issuance growth and issuer expansion across the U.K., Europe, Canada, U.S., and Asia ARROWMARK FINANCIAL CORP. (BANX) 15 What Are Regulatory Capital Relief Securities (RCRS)?

Regulatory Capital Relief securities offer investors a diversified pool of performing reference loans with strong credit quality

Typical Reference Portfolio Characteristics	
Reference Loans Description	▪ Originated with the intention to be held on the issuing bank's balance sheet ▪ Performing at the time of security issuance ▪ Remain part of the bank's core loan portfolio after issuance
Credit Quality	▪ Investment grade / near investment grade weighted average ▪ Individual exposures range from AA to B-; nothing below B- at issuance ▪ Limits on the size of individual and aggregate exposures to sub-investment grade borrowers
Diversification Guidelines	▪ Geographic ▪ Sector ▪ Borrower

Security Reference Portfolio[1]

Large Corporate Security
2023

0.28%
Average Borrower Exposure

$24bn
Average Market Capitalization

91%
Borrowers Domiciled in North America & Developed Europe

58%
Revolvers as % of Portfolio

3.3x
Average Net Leverage

BBB-
Weighted Average Credit Quality

[1]The investments described herein are noted for illustration purposes only. It should not be assumed that this example or future investments will be profitable. If any assumptions used do not prove to be true, results may vary substantially. Diversification does not eliminate the risk of experiencing investment loss. Characteristics are based on the composition of the loan pool at issuance in 2023. [2]Credit quality based on issuing bank's internal rating methodology.

ARROWMARK FINANCIAL CORP. (BANX) | 16

Unique issuer alignment and investment characteristics

Banks are Incentivized to Maintain Disciplined Underwriting Processes and Standards	
Issuing Bank Retention	▪ Unhedged exposure outside the security structure ▪ Senior tranche ▪ Equity tranche of mezzanine-only tranche issuances

Security Attributes Align with Investors' Objectives	
Coupon	▪ Floating rate ▪ Base rate plus a contractual spread ▪ Paid/distributed quarterly ▪ Not subject to potential discretionary suspension
Duration	▪ 0.25 years
Expected Maturity	▪ 3 to 5 years for new issues
Issuer	▪ Established global financial institutions in the U.K., Europe, Canada, U.S., and Asia

Security Reference Portfolio


Unhedged Exposure (retained by issuer)
Senior tranche (retained by issuer)
Equity and/or mezzanine tranche(s) (external investors)

Denotes the regulatory capital relief security

The above characteristics are hypothetical and do not represent a particular investment.

ARROWMARK FINANCIAL CORP. (BANX) | 17

Under Basel II ($mm) Under Basel III ($mm) Under Basel III with a Regulatory Capital Relief Transaction ($mm) Reference Portfolio $1,000 $1,000 $1,000 Risk - Weighted Assets $1,000 $1,000 $500 Portfolio Yield to the Bank (assumes 5% weighted average coupon) $50 $50 $50 Coupon Paid to Investors n/a n/a - $9 Bank Cost of Capital - $34.8 - $42.6 - $36.3 Net Interest Margin $15.2 $7.4 $4.7 Tier 1 Capital Ratio 4.0% 10.5% 10.5% Required Tier 1 Capital $40 $105 $52.5 Return on Tier 1 Capital 9.0% Risk sharing an effective tool for Banks’ balance sheet management Reduced by 50% 38.0% 7.0% 160%+ increase in required tier 1 capital negatively impacts a bank’s return on capital ▪ Return on Tier 1 Capital increases ARROWMARK FINANCIAL CORP. (BANX) 18 +27% from 7.0% to 9.0% ▪ $52.5mm of Tier 1 Capital can be redeployed The above example is hypothetical and does not represent the economics of a particular bank . Small changes to any of the assumptions incorporated in the example may lead to a significant change in outputs . Assumptions in the example include : 1 ) 100 % risk weighting for exposures to corporate credit ; 2 ) 50 % reduction in risk weighted assets for the bank through the issuance of a regulatory capital relief security with a $ 90 mm equity tranche and 10 % coupon ; 3 ) 5 % weighted average coupon for the reference portfolio ; 4 ) 3 % debt cost of capital and 15 % equity cost of capital .

ArrowMark Financial Corp. (BANX) Portfolio and Performance Regulatory Capital Relief Overview Financials Key Personnel

June 30, 2024 March 31, 2024 Assets Unaffiliated Investments in securities, at fair value cost: $202,773,752 and $194,968,385 respectively) $ 196,381,090 $ 189,337,318 Affiliated Investments in securities, at fair value cost: $14,706,678 and $14,698,872 respectively) $ 11,091,504 $ 11,084,074 Receivable for Investments sold - - Interest and dividends receivable 4,041,128 3,840,887 Foreign cash (cost: $986,210 and $0 respectively) 985,893 - Cash 790,655 62,180 Unrealized appreciation on forward currency exchange contracts 11,336 128,918 Prepaid assets 541,294 663,647 Total assets 213,842,900 205,117,024 Liabilities Loan payable 58,800,000 52,700,000 Investment Payable - - Dividends payable 37 29 Investment advisory fee payable 932,544 891,920 Loan interest payable 59,210 32,002 Unrealized depreciation on forward currency exchange contracts 95,917 - Payable for securities purchased 8,408 - Delaware franchise tax payable 42,364 - Accrued expenses payable 295,986 321,872 Total liabilities 60,234,466 53,945,823 Net Assets $ 153,608,434 $ 151,171,201 Net Assets consist of: Common stock at par ($0.001 per share) $ 7,119 $ 7,117 Paid - in - Capital 156,401,818 156,362,996 Total distributable earnings / (loss) (2,800,503) (5,198,912) Net Assets $ 153,608,434 $ 151,171,201 Net Asset Value Per Share: Common Stock Shares Outstanding 7,118,920 7,116,775 Net asset value per common share $ 21.58 $ 21.24 Market price per share $ 18.44 $ 19.00 Market price premium/(discount) to net asset value per share - 14.55% - 10.56% ARROWMARK FINANCIAL CORP. (BANX) 20 Statement of Assets and Liabilities (unaudited)

For The Three Months Ended June 30, 2024 For The Three Months Ended March 31, 2024 Investment Income Interest from unaffiliated investments $ 7,130,256 $ 6,908,714 Interest from affiliated investments 323,946 313,274 Dividends 1,121 1,329 Other income (service fees and due diligence fees) 62,792 59,760 Total Investment Income 7,518,115 7,283,077 Expenses Investment advisory fees 932,544 891,920 Interest expense 1,045,715 938,851 Directors' fees 52,960 52,959 Transfer agent, custodian fees and administrator fees 76,376 77,401 Bank administration fees 73,398 73,398 Professional fees 182,337 97,089 Investor relations fees 49,227 49,626 Delaware franchise tax 21,182 22,250 Excise Tax - - Insurance expense 19,270 19,269 Valuation fees 47,486 45,677 Miscellaneous fees (proxy etc.) 85,547 79,970 Total expenses 2,586,042 2,348,410 Less: Advisory fee waiver (20,734) (20,734) Net expenses after waivers 2,565,308 2,327,676 Net Investment Income 4,952,807 4,955,401 Realized and Unrealized Gain / (Loss) on Investments and Foreign Currency Transactions Net realized gain / (loss) on investments 1,054,910 (2,785,282) Net realized gain from forward foreign currency contracts 216,111 1,958,159 Net realized gain / (loss) from foreign currency translations 347,966 (6,061) Net change in net unrealized appreciation / (depreciation) on unaffiliated investments (761,596) 1,396,187 Net change in net unrealized appreciation / (depreciation) affiliated on investments (376) 117,202 Net change in unrealized appreciation / (depreciation) on forward currency contracts (213,499) (121,746) Net change in unrealized appreciation / (depreciation) on foreign currency translations 5,703 (3,656,119) Net realized and unrealized gain/(loss) on investments, forward foreign currency contracts and foreign currency translations 649,219 (3,097,660) Net Increase in Net Assets Resulting From Operations $ 5,602,026 $ 1,857,741 ARROWMARK FINANCIAL CORP. (BANX) 21 Statement of Operations (unaudited)

22 ARROWMARK FINANCIAL CORP. (BANX) Financial Highlights (unaudited) For The Three Months Ended June 30, 2024 For The Three Months Ended March 31, 2024 Per Share Operating Performance Net Asset Value, beginning of period $ 21.24 $ 21.43 Net investment income (1) 0.70 0.70 Net realized and unrealized gain (loss) on investments 0.09 (0.44) Total from investment operations 0.79 0.26 Less distributions to shareholders From net investment income (0.45) (0.45) From net realized capitaal gains - - Total distributions (0.45) (0.45) Net asset value, end of period $ 21.58 $ 21.24 Per share market value, end of period $ 18.44 $ 19.00 Total Investment Return (2) Based on market value - 0.53% 7.16% Based on net asset value 4.13% 1.52% Ratios and Supplemental Data Net assets, end of period (in millions) $ 153.6 $ 151.2 Ratios (as a percentage to average net assets): Expenses before waivers (3)(4)* 6.84% 6.21% Expenses after waivers (5)* 6.79% 6.16% Net investment income (6)* 13.11% 13.11% Portfolio turnover rate ** 4% 1% Revolving Credit Agreement Total revolving credit agreement outstanding (000's) $ 58,800 $ 52,700 Asset coverage per $1,000 for revolving credit agreement (7) 3,612 3,869 (1) Based on the average shares outstanding during quarter. (2) Reflects reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses and are not annualized. (3)Excluding interest expense, the ratio would have been 3.85% and 3.67%. (4) Ratio of expenses before waivers to average managed assets equals 4.88% and 4.72%. (5) Ratio of expenses after waivers to average managed assets equals 4.84% and 4.68%. (6)Ratio of net investment income to average managed assets equals 9.81% and 9.96%. (7)Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing the amount by the loan outstanding in 000's. * Annualized **Not - annualized

ArrowMark Financial Corp. (BANX) Portfolio and Performance Regulatory Capital Relief Overview Financials Key Personnel

Key Fund Personnel ARROWMARK FINANCIAL CORP. (BANX) 24 SANJAI BHONSLE | CHAIRMAN & CEO Mr . Bhonsle was elected Chairman & CEO of ArrowMark Financial Corp . in February 2020 . Mr . Bhonsle joined ArrowMark Partners in October 2012 and serves as Partner and Portfolio Manager for ArrowMark’s Partners leveraged loan investments and collateralized loan obligation funds . Prior to joining the firm, he founded MB Consulting Partners in 2009 , where he specialized in financial and operational restructuring advisory to stressed and distressed middle - market companies . With decades of restructuring experience, he has led numerous assignments across various industries . Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee ( 2005 - 2009 ) . Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee ( 2001 - 2005 ) . He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees . From 1999 - 2001 , Sanjai was a Senior Investment Analyst at Indosuez Capital Partners . Sanjai received a bachelor’s degree in Mechanical Engineering from the University of Wisconsin - Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University . DANA STAGGS | PRESIDENT Mr . Staggs was elected President of ArrowMark Financial Corp in June 2022 . Mr . Staggs joined ArrowMark in June of 2017 and is a team member of ArrowMark’s Private Capital Solutions group where he sources, structures, and manages private debt and non - control private equity investments . Prior to joining ArrowMark Partners in 2017 , he worked in similar capacities at firms to include Goldman Sachs & Co . , Barclays Private Credit Partners LLC and GE Capital . Mr . Staggs previously served over 10 years as a surface warfare officer in the U . S . Navy, having attained the rank of Lieutenant Commander . He earned a Bachelor of Science degree in Physics from the United States Naval Academy and an MBA from The Mason School of Business at the College of William and Mary .

Key Fund Personnel ARROWMARK FINANCIAL CORP. (BANX) 25 PATRICK J . FARRELL | CHIEF FINANCIAL OFFICER Mr . Farrell was re - elected as ArrowMark Financial Corp . ’s Chief Financial Officer in February 2020 . He has served in this role since April 2014 . Mr . Farrell is responsible for all financial and accounting activities at ArrowMark Financial . Mr . Farrell has served as Chief Financial Officer at StoneCastle Partners, LLC since 2014 . Mr . Farrell has served as a Director of StoneCastle Trust Co . since January 2021 . He has over forty years of hands - on management experience in finance and accounting, specifically focused on domestic and off - shore mutual funds, bank deposit account programs, investment advisory and broker dealer business . Previously, Mr . Farrell was CFO/COO of the Emerging Managers Group, LP, a specialty asset management firm focused on offshore mutual funds . Prior to that, Pat was CFO at Reserve Management . Earlier in his career, Pat held financial positions at Lexington Management, Drexel Burnham Lambert, Alliance Capital and New York Life Investment Management, all focused on investment advisory activities . He began his career as an auditor at Peat Marwick Mitchell & Co . in New York . Pat holds a BS in Business Administration - Accounting from Manhattan College . Mr . Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants . RICK GROVE | CHIEF COMPLIANCE OFFICER Mr . Grove was elected Chief Compliance Officer of ArrowMark Financial Corp . in February 2020 . He is a Principal and Chief Compliance Officer at ArrowMark Partners . He is also the Vice President, Chief Compliance Officer and Secretary for Meridian Fund, Inc . Before joining ArrowMark Partners in 2008 , he was Vice President and Chief Compliance Officer for Black Creek Global Advisors ( 2007 - 2008 ) . Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management ( 2005 - 2007 ), Assistant Vice President and Director of Compliance at Janus Capital Group ( 1993 - 2005 ), and Fund Accountant for Oppenheimer Funds ( 1992 - 1993 ) . Rick graduated from the University of Wyoming with a bachelor’s degree in Accounting .

Risk Considerations ARROWMARK FINANCIAL CORP. (BANX) 26 Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company’s prospectus as well as other Company regulatory filings. Investment and Market Risk: An investment in the Company’s common shares (“Common Shares”) is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk. Regulatory Capital Relief Securities Risk: Regulatory capital relief securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of regulatory capital relief securities, where stricter regulation could make regulatory capital relief securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Regulatory capital relief securities remain subject to the same sector specific and other risks as any banking - related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients. Preferred and Debt Securities Risk: Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment Annual Report | ArrowMark Financial Corp. 28 risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk. Credit Risk: The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments. Leverage Risk: The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short - term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. Call/Prepayment and Reinvestment Risk : If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced to reinvest in lower yielding securities. A decline in income could affect the Common Shares’ market price or the overall return of the Company.

Risk Considerations ARROWMARK FINANCIAL CORP. (BANX) 27 Risks of Concentration in the Banking industry/Financial Sector: Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition. Regulatory Risk: Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long - term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd - Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd - Frank Wall Street Reform and Consumer Protection Act (the “Dodd - Frank Act”) and Basel III protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a Federal Deposit Insurance Corporation (FDIC) - administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments. Interest Rate Risk: The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, so me such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date. Convertible Securities/Contingent Convertible Securities Risk : The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability or willingness to make such payments . Illiquid and Restricted Securities Risk: Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company’s operations require cash and could result in the Company borrowing to meet its short - term needs or incurring losses on the sale of illiquid or restricted securities.

NASDAQ: BANX 100 Fillmore Street, Suite 325 Denver, Colorado 80206 303.398.2929 MAIN ir.arrowmarkfinancialcorp.com Contact Information 443 N. Willson Avenue, Bozeman, Montana 59715 877.855.3434 www.destracapital.com ARROWMARK FINANCIAL CORP. (BANX) 28